INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED MAY 29, 2020 TO THE PROSPECTUSES DATED
DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF
Invesco Investment Grade Defensive ETF
Invesco Investment Grade Value ETF
(each, a “Fund” and collectively, the “Funds”)
Effective immediately, for each Fund, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses”:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Effective immediately, for each Fund, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares”:
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.

Effective immediately, the following disclosure replaces the first sentence of the seventh paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index and Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index”:
The Index Provider only reevaluates the effective maturity date of bonds in the investment universe semi-annually, as part of the June and December rebalances, at which time, in addition to bonds being added or removed from an Underlying Index pursuant to the eligibility screening described above, eligible bonds with an actual or effective maturity within the same calendar year are added to the Underlying Index and bonds with effective maturities in other years are removed, subject to the Index Provider capping the amount of bonds being added or deleted due to changing effective maturities to 20% of the Underlying Index’s total market value (except as set forth below) following the process below:
Effective immediately, the following disclosure is added as a new eighth paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index and Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index”:
For the December reevaluation prior to an Underlying Index’s final year of maturity, the 20% limit will not apply for deletions.  This, in turn, may result in turnover greater than 20% for the other maturity year Underlying Indexes.
Effective immediately, the following disclosure replaces the last sentence of the second paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Non-Principal Investment Strategies”:
Therefore, each Fund anticipates meeting its 80% investment policy because it already generally invests at least 80% of its total assets in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies.
Effective immediately, the following disclosure replaces the fifth and sixth paragraphs in the section “How to Buy and Sell Shares”:
Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an

AP, all as permitted by the 1940 Act. If a Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
Each Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. In particular, as the planned termination date of a Fund approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by a Fund begin to mature, redemptions may be effected increasingly in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If a Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive those Rule 144A securities.
Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information”:
For each Fund, information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.invesco.com/ETFs.

Please Retain This Supplement for Future Reference.

P-SIFT-PRO-FIX-SUP-3 052920